FIRST AMENDMENT TO AGREEMENT FOR PURCHASE
AND SALE OF REAL ESTATE

THIS FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made as of the 14th day of September, 2018 (the “Amendment Date”) between FCPT ACQUISITIONS, LLC, a Delaware limited liability company (“Purchaser”) and BRINKER PROPERTY CORPORATION, a Delaware corporation and BRINKER PROPCO FLORIDA, INC., a Delaware corporation (collectively, “Seller”).
RECITALS
Purchaser and Seller entered into that certain Agreement for Purchase and Sale of Real Estate dated as of August 1, 2018 (the “Agreement”) with respect to the purchase and sale of the “Properties” described in the Agreement. Unless otherwise defined in this Amendment, all capitalized terms used in this Amendment have the meanings set forth in the Agreement. Purchaser and Seller desire to amend the Agreement as provided below.
AGREEMENT
In consideration of the mutual covenants and provisions of this Amendment and the Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
1.Closing. The references to “September 14, 2018” set forth in items (a) and (b) of the last paragraph of Section 8 of the Agreement are hereby revised to “September 28, 2018”.
2.No Other Changes. Except as specifically amended by this Amendment, the Agreement shall remain unchanged and in full force and effect, and is hereby ratified and confirmed.
3.Counterparts. This Amendment may be executed in any number of counterparts, and via facsimile, “.pdf” or other electronic means, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized representatives as of the Amendment Date written above.

PURCHASER:	FCPT ACQUISITIONS, LLC,
a Delaware limited liability company

By: /s/ Gerald Morgan
Name (Print): Gerald Morgan
Title: President

SELLER:	BRINKER PROPERTY CORPORATION,
a Delaware corporation

By: /s/ Christopher L. Green
Name (Print): Christopher L. Green
Title: President

BRINKER PROPCO FLORIDA, INC.,
a Delaware corporation

By: /s/ Christopher L. Green
Name (Print): Christopher L. Green
Title: President